Prospectus Supplement No. 1                    Filed Pursuant to Rule 424(b)(3)
(To Prospectus Dated May 19, 2000)             Registration No. 333-35412

                              Prospectus Supplement
                               Dated May 22, 2000

This prospectus relates to the resale by the holder of our:

     o    $450,000,000 principal amount of 5.0% convertible notes due 2010, and

     o the shares of Class A common stock issuable upon conversion of the notes.

This prospectus supplement should be read in conjunction with, and may not be delivered or utilized without, the prospectus dated May 19, 2000. The terms of the notes are set forth in the prospectus.

The   information   in  the  table   appearing   under  the   heading   "Selling
Securityholders" on page 33 in the prospectus is hereby supplemented to include the following table:

                                                                Principal         Number of
                                                                Amount at      Shares of Class       Number of    Percentage of
                                                               Maturity of      A Common Stock       Shares of      Class A
                                                               5.0% Notes       Issuable Upon         Class A     Common Stock
                                                              Beneficially      Conversion of      Common Stock    Outstanding
                                                               Owned That       the 5.0% Notes     Beneficially    as of May
      Selling Securityholders                                  May Be Sold     That May Be Sold       Owned**       17, 2000***
      -----------------------                                  -----------     ----------------    ------------   --------------

1976 Distribution Trust FBO Aerin Lauder/Zinterhoffer              $23,000             446               --               *
1976 Distribution Trust FBO Jane A. Lauder                         $23,000             446               --               *
Allstate Insurance Company                                      $3,000,000          58,252               --               *
Arkansas PERS                                                   $1,900,000          36,893               --               *
Arkansas Teachers Retirement System                             $3,267,000          63,436               --               *
Aspen Growth & Income Fund                                        $600,000          11,650               --               *
Associated Electric & Gall Insurance Services Limited             $900,000          17,475               --               *
AXP Bond Fund, Inc.                                             $1,730,000          33,592               --               *
AXP Utilities Income Fund, Inc.                                $10,367,000         201,300               --               *
AXP Variable Portfolio - Bond Fund                                $765,000          14,854               --               *
AXP Variable Portfolio - Managed Fund                           $1,410,000          27,378               --               *
Bancroft Convertible Fund, Inc.                                   $750,000          14,563               --               *
Bank Austria Cayman Island, Ltd.                                $3,005,000          58,349               --               *
Bankers Trust Company Trustee for Chrysler Corp. EMP
#1 Pension Plan DTD 4/1/89                                      $6,327,000         122,854               --               *
Baptist Health of South Florida                                   $154,000           2,990               --               *
Bear, Stearns & Co. Inc. (1)                                    $3,000,000          58,252               --               *
BNP Arbitrage SNC                                                 $500,000           9,708               --               *
Boilermakers Blacksmith Pension Trust                           $1,350,000          26,213               --               *
Boston Museum of Fine Arts                                        $125,000           2,427               --               *
Boulder II Limited                                              $1,000,000          19,417               --               *
BVI Social Security Board                                          $44,000             854               --               *
CALAMOS(R)Market Neutral Fund-CALAMOS(R)Investment
Trust                                                             $640,000          12,427               --               *
California Automobile Association                                 $100,000           1,941               --               *
California State Automobile Association Co.                       $300,000           5,825               --               *
Chartwell Investment Partners                                   $1,000,000          19,417               --               *
Chrysler Corporation Master Retirement Trust                   $10,425,000         202,427               --               *

                                                                Principal         Number of
                                                                Amount at      Shares of Class       Number of    Percentage of
                                                               Maturity of      A Common Stock       Shares of      Class A
                                                               5.0% Notes       Issuable Upon         Class A     Common Stock
                                                              Beneficially      Conversion of      Common Stock    Outstanding
                                                               Owned That       the 5.0% Notes     Beneficially    as of May
      Selling Securityholders                                  May Be Sold     That May Be Sold       Owned**       17, 2000***
      -----------------------                                  -----------     ----------------    ------------   --------------
CIBC World Markets                                             $12,190,000         236,699               --               *
City University of New York                                       $114,000           2,213               --               *
Clinton Riverside Convertible Portfolio Limited                 $2,500,000          48,543               --               *
Consulting Group Capital Markets Funds                            $320,000           6,213               --               *
Convexity Partners L.P.                                           $250,000           4,854               --               *
Delaware PERS                                                   $2,410,000          46,796               --               *
Delphi Foundation, Inc.                                            $28,000             543               --               *
Delta Air Lines Master Trust c/o Oaktree Capital
Management, LLC                                                 $3,975,000          77,184               --               *
Deutsche Bank Securities Inc. (1)                              $17,745,000         344,563               --               *
Ellsworth Convertible Growth and Income Fund, Inc.                $750,000          14,563               --               *
Employee Benefit Convertible Securities Fund, DTC #955
Bank of America Personal Trust                                    $250,000           4,854               --               *
Engineers Joint Pension Fund                                      $444,000           8,621               --               *
Family Service Life Insurance Co.                                 $200,000           3,883               --               *
Forest Alternative Strategies Fund LP II Series A5I               $115,000           2,233               --               *
Forest Alternative Strategies Fund LP II Series A5M                $70,000           1,359               --               *
Forest Fulcrum Fund LP                                            $545,000          10,582               --               *
Forest Global Convertible Fund Series A5                       $10,175,000         197,572               --               *
Franklin and Marshall College                                     $413,000           8,019               --               *
GCG Total Return Series                                         $1,110,000          21,553               --               *
General Motors Employees Global Group Pension Fund              $5,285,000         102,621               --               *
General Motors Foundation, Inc.                                   $287,000           5,572               --               *
Georges et/ou Noya Andraos                                        $100,000           1,941               --               *
GLG Global Convertible Fund                                     $4,000,000          77,669               --               *
GLG Global Convertible Ucits Fund                               $1,000,000          19,417               --               *
GLG Market Neutral Fund                                         $2,600,000          50,485               --               *
Goldman Sachs and Company (1)                                     $500,000           9,708               --               *
Grady Hospital                                                    $170,000           3,300               --               *
Guardian Life Insurance Co.                                     $7,500,000         145,631           94,500               *
Guardian Pension Trust                                            $300,000           5,825               --               *
Highbridge International LLC                                    $7,305,000         141,844               --               *
ICI American Holdings Trust                                     $1,250,000          24,271               --               *
IDS Life Series Fund, Inc. - Income Portfolio                      $65,000           1,262               --               *
Independence Blue Cross                                            $80,000           1,553               --               *
J.P. Morgan Securities Inc.                                     $1,000,000          19,417               --               *
Janus Growth & Income Fund                                     $40,450,000         785,436               --               *
Julius Baer Securities Inc.                                     $1,068,000          20,737               --               *
KVS Growth & Income Portfolio                                     $200,000           3,883               --               *
Lipper Convertibles Series II, L.P.                               $500,000           9,708               --               *
Lipper Convertibles, L.P.                                       $3,000,000          58,252               --               *
Lipper Offshore Convertibles, L.P.                              $1,000,000          19,417               --               *
Lipper Offshore Convertibles, L.P. #2                             $500,000           9,708               --               *
LLT Limited                                                       $650,000          12,621               --               *
Local Initiatives Support Corporation                              $70,000           1,359               --               *
                                                                Principal         Number of
                                                                Amount at      Shares of Class       Number of    Percentage of
                                                               Maturity of      A Common Stock       Shares of      Class A
                                                               5.0% Notes       Issuable Upon         Class A     Common Stock
                                                              Beneficially      Conversion of      Common Stock    Outstanding
                                                               Owned That       the 5.0% Notes     Beneficially    as of May
      Selling Securityholders                                  May Be Sold     That May Be Sold       Owned**       17, 2000***
      -----------------------                                  -----------     ----------------    ------------   --------------
London Pacific Total Return                                        $20,000             388               --               *
Mainstay Convertible Fund                                       $3,925,000          76,213               --               *
Mainstay Global High Yield                                         $75,000           1,456               --               *
Maryland Retirement System                                      $2,397,000          46,543               --               *
Merrill Lynch Convertible Fund, Inc. (1)                          $500,000           9,708               --               *
Merrill Lynch Insurance Group (1)                                 $389,000           7,553               --               *
MFS Total Return Fund                                           $3,710,000          72,038               --               *
MFS Total Return Variable                                         $480,000           9,320               --               *
MFS VII-MFS Total Return Series                                   $410,000           7,961               --               *
MFS/Sun Life - Total Return Series                              $2,870,000          55,728               --               *
Morgan Stanley Dean Witter Convertible Securities Trust (1)       $300,000           5,825               --               *
Motion Picture Industry Health Plan - Active Member Fund        $1,210,000          23,495               --               *
Motion Picture Industry Health Plan - Retiree Member Fund         $605,000          11,747               --               *
Motors Insurance Corporation                                    $1,400,000          27,184               --               *
Museum of Fine Arts, Boston                                        $50,000             970               --               *
Nations Capital Income Fund, DTC #901 Bank of New York          $4,050,000          78,640               --               *
New Hampshire Retirement System                                   $320,000           6,213               --               *
New Orleans Firefighters Pension                                  $176,000           3,417               --               *
New York Life Insurance Company (NYLIC)                        $20,300,000         394,174               --               *
New York Life Insurance and Annuity Corporation (NYLIAU)        $2,200,000          42,718               --               *
Nicholas-Applegate Convertible Fund                               $998,000          19,378               --               *
Nomura Securities International Inc.                            $6,150,000         119,417               --               *
Occidental Petroleum                                              $299,000           5,805               --               *
OCM Convertible Trust                                           $5,165,000         100,291               --               *
Onex Industrial Partners Limited                                $1,000,000          19,417               --               *
Oppenheimer Convertible Securities Fund                         $8,000,000         155,339               --               *
Pacific Life Insurance Company                                  $1,500,000          29,126               --               *
Pacific Specialty (Convertibles)                                  $100,000           1,941               --               *
Parker-Hannifin Corporation                                        $60,000           1,165               --               *
Partner Reinsurance Company Ltd.                                $2,215,000          43,009               --               *
Pell Rudman Trust Company                                       $2,180,000          42,330          154,460               *
Penn Treaty Network America Insurance Company                     $502,000           9,747               --               *
Physicians Life                                                   $347,000           6,737               --               *
Pilgrim Convertible Fund                                        $3,922,000          76,155               --               *
PIMCO Convertible Bond Fund                                     $1,500,000          29,126               --               *
PIMCO Total Return Fund                                         $2,000,000          38,834               --               *
PRIM Board                                                      $2,800,000          54,368               --               *
ProMutual                                                         $200,000           3,883               --               *
Putnam Asset Allocation Funds-Balanced Portfolio                $1,100,000          21,359               --               *
Putnam Asset Allocation Funds-Convertible Portfolio               $700,000          13,592               --               *
Putnam Balanced Retirement Fund                                   $110,000           2,135               --               *
Putnam Convertible Income-Growth Trust                          $8,000,000         155,339               --               *
                                                                Principal         Number of
                                                                Amount at      Shares of Class       Number of    Percentage of
                                                               Maturity of      A Common Stock       Shares of      Class A
                                                               5.0% Notes       Issuable Upon         Class A     Common Stock
                                                              Beneficially      Conversion of      Common Stock    Outstanding
                                                               Owned That       the 5.0% Notes     Beneficially    as of May
      Selling Securityholders                                  May Be Sold     That May Be Sold       Owned**       17, 2000***
      -----------------------                                  -----------     ----------------    ------------   --------------
Putnam Convertible Opportunities and Income Trust                 $140,000           2,718               --               *
Ramius Capital Group Holdings, Ltd.                               $495,000           9,611               --               *
Raymond James & Associates (1)                                    $150,000           2,912               --               *
Rhone-Poulenc Rorer Pension Plan                                   $70,000           1,359               --               *
Salomon Smith Barney, Inc. (1)                                  $1,312,000          25,475               --               *
San Diego City Retirement                                         $889,000          17,262               --               *
San Diego County Convertible                                    $2,133,000          41,417               --               *
Shell Pension Trust                                               $235,000           4,563               --               *
State Employees' Retirement Fund of the State of Delaware       $5,300,000         102,912               --               *
State of Connecticut Combined Investment Funds                 $11,695,000         227,087               --               *
State of Oregon Equity                                         $10,000,000         194,174               --               *
State Street Bank Custodian for GE Pension Trust                $3,033,000          58,893               --               *
STI Capital Management                                          $1,000,000          19,417               --               *
Strong Total Return Fund, Inc.                                  $2,000,000          38,834               --               *
Sun America Balanced                                              $360,000           6,990               --               *
Sylvan IMA Ltd. c/o Forest Investment Management                $1,800,000          34,951               --               *
TCW Group, Inc.                                                $33,905,000         658,349               --               *
The Adams Express Company                                       $9,500,000         184,466               --               *
The Class IC Company, Ltd.                                      $1,500,000          29,126               --               *
The Grable Foundation                                             $160,000           3,106               --               *
Total Return Portfolio                                          $1,053,000          20,446               --               *
University of Rochester                                            $50,000             970               --               *
Van Kampen Convertible Securities Fund (1)                        $935,000          18,155               --               *
Van Kampen Harbor Fund (1)                                      $5,065,000          98,349               --               *
Vanguard Convertible Securities Fund, Inc.                     $10,910,000         211,844               --               *
Wake Forest University                                          $1,070,000          20,776               --               *
White River Securities LLC                                      $3,000,000          58,252               --               *
Writers Guild - Industry Health Fund                              $276,000           5,359               --               *
ZCM/HFR Index Management, L.L.C.                                  $110,000           2,135               --               *
Zeneca Holdings Trust                                             $990,000          19,223               --               *
                                                              ============       =========          =======              ==

TOTAL                                                         $388,560,000       7,544,785          248,960              5%

*    Less than 1%.
**   In addition to the shares issuable upon conversion of the notes.
***  Includes shares issuable upon conversion of the notes and additional shares beneficially owned as of May 17, 2000.
(1)  Entity shown in the table, or an affiliate of the entity,  was one of the initial  purchasers of these notes and/or other notes of the Company that were sold in a private placement.  The initial purchasers  acquired such notes at a discount.  In  addition,  some of these  entities or their  affiliates  have  participated  in other  offerings  of securities by the Company and/or have performed other banking services for which they have received fees.